                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (referred to herein as the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and JPMORGAN CHASE BANK, N.A., a national banking association (the "Trustee"), recites and provides as follows:

                                    RECITALS

      WHEREAS, the Lehman Brothers Bank, FSB (the "Bank") acquired certain conventional, adjustable-rate, residential, first lien mortgage loans (the "Mortgage Loans") from the Servicer, which Mortgage Loans were either originated or acquired by the Servicer pursuant to a Flow Mortgage Loan Sale and Servicing Agreement between the Bank, as Purchaser, and the Servicer, as Seller and as Servicer, dated August 1, 2004 for Adjustable Rate Mortgage Loans (the "MLSSA") which is annexed hereto as Exhibit B.

      WHEREAS, pursuant to an Assignment and Assumption Agreement, dated April 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the MLSSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the MLSSA.

      WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of April 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

      WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the MLSAA.

      WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

      WHEREAS, the Seller and the Servicer agree that the provisions of the MLSSA shall continue to apply to the Serviced Mortgage Loans and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

            WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

      WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

      1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the MLSSA incorporated by reference herein (regardless of whether such terms are defined in the MLSSA), shall have the meanings ascribed to such terms in the Trust Agreement.

      2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated April 1, 2005, between U.S. Bank National Association and the Trustee.

      3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the MLSSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the MLSSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Subsection 11.05 and Subsection 11.15 of the MLSSA, the remittance on May 18, 2005 to the Trust Fund is to include principal due after April 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Subsection 11.15 of the MLSSA.

      5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-5 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Holdings under the MLSSA to enforce the obligations of the Servicer under the MLSSA and the term "Purchaser" as used in the MLSSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Subsection 13.01 of the MLSSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Holdings under the MLSSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Subsection 7.01


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of the MLSSA) in connection with the transactions contemplated by the Trust
Agreement and issuance of the Certificates issued pursuant thereto.

      7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

      All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

            Aurora Loan Services LLC
            327 Inverness Drive South
            Englewood, CO  80112
            Mail Stop Code - 3195
            Attn: E. Todd Whittemore - Master Servicing
                  SARM 2005-5
            Tel:  720-945-3422

      All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled to the following wire account:

            JPMorgan Chase Bank, N.A.
            New York, New York
            ABA#:  021-000-021
            Account Name: Aurora Loan Services LLC,
                          Master Servicing Payment Clearing Account
            Account Number: 066-611059
            Beneficiary: Aurora Loan Services LLC
            For further credit to: SARM 2005-5

      All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

            JPMorgan Chase Bank, N.A.
            4 New York Plaza, 6th Floor
            New York, New York 10004
            Attention: Institutional Trust Services/Global Debt - SARM 2005-5
            Telephone: (212) 623-5600
            Facsimile: (212) 623-5858

      All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

            Lehman Brothers Holdings Inc.
            745 Seventh Avenue, 7th Floor
            New York, New York  10019
            Attention: Contract Finance- Leslee Gelber


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            Telephone: (212) 526-5861
            E-mail: lgelber@lehman.com

            With a copy to:
            Dechert LLP
            1717 Arch Street
            Philadelphia, Pennsylvania 19103
            Attention: Steven J. Molitor, Esq.

      All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the MLSSA.

      8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

      9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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      Executed as of the day and year first above written.

                                         LEHMAN BROTHERS HOLDINGS INC.,
                                          as Seller


                                         By:____________________________________
                                            Name:   Ellen Kiernan
                                            Title:  Authorized Signatory


                                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                                          as Servicer


                                         By:____________________________________
                                            Name:
                                            Title:

Acknowledged:

AURORA LOAN SERVICES LLC,
as Master Servicer


By:______________________________________
Name:  E. Todd Whittemore
Title: Executive Vice President


JPMORGAN CHASE BANK, N.A.
as Trustee


By:______________________________________
Name:
Title:

                                    EXHIBIT A

                           Modifications to the MLSSA

1. Unless otherwise specified herein, any provisions of the MLSSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase and indemnification obligations relating to such representations and warranties, (iii) Whole-Loan Transfers, Agency Transfers and Securitizations and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the MLSSA and all references to such exhibits shall also be disregarded.

2. A new definition of "Best Efforts" is hereby added to Section 1 to immediately follow the definition of "Balloon Mortgage Loan", to read as follows:

            Best Efforts: Efforts determined to be reasonably diligent by the Servicer in its reasonable discretion. Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

3. The definition of "Eligible Investments" in Section 1 is hereby amended in its entirety to read as follows:

            Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                 (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                 (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                 (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial


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

            bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                 (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                 (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                 (vi)   a Qualified GIC;

                 (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                 (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
            (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

4. A new definition of "Ginnie Mae" is hereby added to Section 1 to immediately follow the definition of "GAAP," to read as follows:


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

            Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

5. The definition of "Mortgage Loan" in Section 1 is hereby amended in its entirety to read as follows:

            Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and is subject to this Agreement, being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

6. The definition of "Mortgage Loan Schedule" in Section 1 is hereby amended in its entirety to read as follows:

            Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were purchased from the Servicer by Lehman Brothers Bank, FSB, which Mortgage Loan Schedule is attached as Exhibit D to this Agreement.

7. The definition of "Opinion of Counsel" in Section 1 is hereby amended by adding the following proviso at the end of such definition:

            provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

8. The definition of "P&I Advance" in Section 1 is hereby deleted in its entirety and the definition of Monthly Advance is added to read as follows and moved in Section 1 to immediately follow the definition of "LTV" and all references to "P&I Advance" shall be replaced with "Monthly Advance":

            Monthly Advance: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination.

9. A new definition of "Prepayment Interest Shortfall Amount" is hereby added to Section 1 to


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

      immediately follow the definition of "Person," to read as follows:

            Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive; such amount of interest shall not exceed the amount of the related Servicing Fee.

10. The definition of "Principal Prepayment" is hereby amended and restated to read as follows:

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

11.   A new definition of "Principal Prepayment Period" is hereby added to
      Section 1 to immediately follow the definition of "Principal Prepayment," to read as follows:

            Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

12. The definition of "Qualified Depository" is hereby amended and restated to read as follows:

            Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

13. A new definition of "Qualified GIC" is hereby added to Section 1 to immediately follow the definition of "Qualified Depository", to read as follows:

            Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                 (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;


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

                 (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                 (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                 (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

                 (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

14. A new definition of "Rating Agency" is hereby added to Section 1 to immediately follow the definition of "Qualified GIC," to read as follows:

            Rating Agency: Any of Fitch Ratings, Moody's Investors Service, Inc. or Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor of the foregoing.

15. The definition of "Servicing Fee" in Section 1 is hereby amended in its entirety to read as follows:

            Servicing Fee: An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

16. The parties acknowledge that Section 2 shall be inapplicable to this Agreement.

17. The parties acknowledge that the provisions of Section 3 are superseded by Exhibit D attached hereto.

18. The parties acknowledge that Section 4 shall be inapplicable to this Agreement.

19. The parties acknowledge that Section 5 shall be inapplicable to this Agreement.

20. The parties hereto acknowledge that Section 6 (Delivery of Mortgage Loan Documents) of the MLSSA shall be superseded by the provisions of the Custodial Agreement.

21. Subsection 7.03 (Remedies for Breach of Representations and Warranties) is hereby amended in its entirety to read as follows:


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

                  It is understood and agreed that the representations and
            warranties set forth in Subsection 7.02 shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                  Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Subsection 7.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Master Servicer. Such assignment shall be made in accordance with Subsection 14.03.

                  In addition, the Servicer shall indemnify (from its own funds)
            the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Subsection 7.03 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                  Any cause of action against the Servicer relating to or
            arising out of the breach of any representations and warranties made in Subsection 7.02 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

22. The parties acknowledge that Section 8 shall be inapplicable to this Agreement.

23. The parties acknowledge that Section 9 shall be inapplicable to this Agreement.

24. The parties acknowledge that Section 10 shall be inapplicable to this Agreement.

25. Subsection 11.01 (Servicer to Act as Servicer; Subservicing) is hereby amended as follows:

           (i) by deleting the fifth paragraph of such subsection and replacing it with the following:

                  Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Master Servicer, the Trustee or the Trust, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

           (ii) by adding the following to the end of the fifth paragraph of such subsection:

            Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

26. Subsection 11.03 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full" in the first and second lines thereof to "Continuously from the Closing Date until the date the Mortgage Loans cease to be subject to this Agreement".

27. Subsection 11.04 (Establishment of Custodial Account; Deposits in Custodial Account) is hereby amended as follows:

           (a) the words "Bank of America, National Association, in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors" in the fourth and fifth lines of the first paragraph shall be replaced by the following words: "Bank of America, National Association in trust for the SARM 2005-5 Trust Fund";

           (b)    by amending clause (i) to read as follows:

                 (i) the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer's own funds without any right to reimbursement therefor;

28. Subsection 11.05 (Withdrawals From the Custodial Account) is hereby amended as follows:

           (a) by replacing the last five lines of clause (c) with the following:

                 (c) Servicer's right thereto shall be prior to the rights of the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

           (b) by deleting the word "and" at the end of clause (h), by replacing the period at the end of clause (i) with a semicolon and by adding the following new clauses (j) and (k):

                 (j) to invest funds in the Custodial Account in Eligible Investments in accordance with Subsection 11.04; and

                 (k) to transfer funds to another Qualified Depository in accordance with Subsection 11.09 hereof.

29. Subsection 11.06 (Establishment of Escrow Account; Deposits in Escrow Account) shall be amended as follows:

            by deleting the words "Bank of America, National Association, in trust for Lehman Brothers Bank, FSB as Purchaser of Mortgage Loans and various Mortgagors" in the fourth and fifth lines of the first paragraph, and replacing them with the following words:

                  "Bank of America, National Association, in trust for the SARM
            2005-5 Trust Fund";

30. Subsection 11.13 (Title, Management and Disposition of REO Property) is hereby amended (i) by adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provided a copy of the same to the Trustee and the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO
            Property
            acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes;

            (ii) by replacing the word "advances" in the eighth line of the existing third paragraph thereof with "Monthly Advances"; and

            (iii)  by adding the following to the end of such Subsection:

            Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five
            (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

31. Subsection 11.15 (Distributions) is hereby amended by adding the following after the second paragraph of such Subsection:

                  All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

            JPMorgan Chase Bank, N.A.
            New York, New York
            ABA#:  021-000-021
            Account Name: Aurora Loan Services LLC,
                           Master Servicing Payment Clearing Account
            Account Number: 066-611059
            Beneficiary: Aurora Loan Services LLC
            For further credit to: SARM 2005-5

32. Subsection 11.16 (Statements to the Purchaser) is hereby amended in its entirety to read as follows:

            Subsection 11.16        Statements to the Master Servicer.

                  The Company shall deliver or cause to be delivered to the
            Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 11.04 and 11.06 within 30 days of the Closing Date.

                  Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (a) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto

            (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month, (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer, (c) on a current and cumulative basis the amount of any (i) claims filed, (ii) claims payments made, (iii) claims denied, (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by any PMI Policy and (v) all such other information reasonably required by the Master Servicer and (d) the amount of any Monthly Advances made by the Servicer on such Monthly Remittance Date.

                  Beginning with the calendar year 2006, the Servicer shall
            prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2005 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

33. Subsection 11.20 (Annual Statement as to Compliance) is hereby amended and restated in its entirety to read as follows:

            Subsection 11.20        Annual Officer's Certificate.

                  On or before March 15 of each year, beginning with 2006, the
            Servicer, at its own expense, will deliver to Lehman Brothers Holdings and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

34. Subsection 11.21 (Annual Independent Public Accountants' Servicing Report) is hereby amended and restated in its entirety to read as follows:

            Subsection 11.21        Annual Audit Report.

                  On or before March 15 of each year, beginning with 2006, the
            Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to Lehman Brothers Holdings and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

35. A new Subsection 11.27 (SEC Certificate) is hereby added to read as follows:

            Subsection 11.27        SEC Certificate.

                  By March 15 of each year, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by an officer of the Servicer, to the Master Servicer and Depositor for the benefit of the Master Servicer, the Depositor and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and
            (ii) the Servicer shall not be required to provide the Officer's Certificate described in this subsection (a).

36. Subsection 12.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

                  The Servicer shall indemnify Lehman Brothers Holdings, the
            Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer immediately shall notify Lehman Brothers Holdings, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Subsection 12.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

37. Subsection 12.04 (Seller and Servicer Not to Resign) is hereby amended and restated in its entirety to read as follows:

            Subsection 12.04        Limitation on Resignation and Assignment by
                                    Servicer

                  The Servicer shall neither assign this Agreement or the
            servicing hereunder or
            delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

38.   Subsection 13.01 (Events of Default) is hereby amended by:

           (a)    changing any reference to "Purchaser" to "Master Servicer"

           (b) adding the words "within the applicable cure period" after the word "remedied" in the second line of the second paragraph; and

           (c) amending subclause (g) as follows: "the Servicer at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval;".

39. Subsection 13.02 (Waiver of Default) is hereby amended by changing the reference to "Purchaser" in such Subsection to "Master Servicer with the prior written consent of the Trustee".

40. Subsection 14.01 (Termination) is hereby amended by changing the word "Purchaser" to "Lehman Brothers Holdings."

41. Subsection 14.02 (Termination of the Servicer Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Holdings (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Holdings."

42. Subsection 14.03 (Successors to the Servicer) is hereby amended in its entirety to read as follows:

                  Simultaneously with the termination of the Servicer's
            responsibilities and duties under this Agreement pursuant to Subsections 12.04, 13.01, 14.01 or 14.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Holdings, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Subsections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned Subsections shall not become effective until a successor shall be appointed pursuant to this Subsection 14.03 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 7 and the remedies available to the Trust Fund under Subsection 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Subsections 12.04, 13.01, 14.01 or 14.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver within three (3) Business Days of the appointment of a successor Servicer the funds in the Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the
            Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

43. The parties acknowledge that Section 22 shall be inapplicable to this Agreement.

44. Section 25 (Amendment) is hereby amended by replacing the words "by the Purchaser, the Seller and the Servicer by written agreement signed by the parties hereto" with the words "by written agreement by the Servicer and Lehman Brothers Holdings, with the written consent of the Master Servicer and the Trustee".

45.   Section 29 (Successors and Assigns) is hereby deleted in its entirety.

46. Section 30 (Non-Solicitation) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings" in each instance.

47. A new Section 32 (Intended Third Party Beneficiaries) is hereby added below Section 31 to read as follows:

            Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                   Mortgage Loan Sale and Servicing Agreement


                                See Exhibit 99.6

                                    EXHIBIT C

                       Assignment and Assumption Agreement


                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                       Schedule of Serviced Mortgage Loans


                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME          DESCRIPTION                                                  FORMAT
----------          -----------                                                  ------
INVNUM         INVESTOR LOAN NUMBER                                         Number no decimals
SERVNUM        SERVICER LOAN NUMBER, REQUIRED                               Number no decimals
BEGSCHEDBAL    BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                  Number two decimals
               BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
               REQUIRED
SCHEDPRIN      SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED           Number two decimals
               ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
               REQUIRED, .00 IF NO COLLECTIONS
CURT1          CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT1DATE      CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT1ADJ       CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
CURT2          CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT2DATE      CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT2ADJ       CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
LIQPRIN        PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE         Number two decimals
OTHPRIN        OTHER PRINCIPAL, .00 IF NOT APPLICABLE                       Number two decimals
PRINREMIT      TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE     Number two decimals
INTREMIT       NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                 Number two decimals
               .00 IF NOT APPLICABLE
TOTREMIT       TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
ENDSCHEDBAL    ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED             Number two decimals
               ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
               .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL      ENDING TRIAL BALANCE                                         Number two decimals
               .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE     ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT            DD-MMM-YY
ACTCODE        60 IF PAIDOFF, BLANK IF NOT APPLICABLE                       Number no decimals
ACTDATE        ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
INTRATE        INTEREST RATE, REQUIRED                                      Number seven decimals


                                      E-1-1

                                                                            Example .0700000 for 7.00%
SFRATE         SERVICE FEE RATE, REQUIRED                                   Number seven decimals
                                                                            Example .0025000 for .25%
PTRATE         PASS THRU RATE, REQUIRED                                     Number seven decimals
                                                                            Example .0675000 for 6.75%
PIPMT          P&I CONSTANT, REQUIRED                                       Number two decimals


                                      E-1-2

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field                Format                                                                    Data Description
----------                ------                                                                    ----------------
% of MI coverage          NUMBER(6,5)                                                               The percent of coverage provided
                                                                                                    by the PMI company in the event
                                                                                                    of loss on a defaulted loan.

Actual MI claim filed     DATE(MM/DD/YYYY)                                                          Actual date that the claim was
date                                                                                                submitted to the PMI company.

Actual bankruptcy start   DATE(MM/DD/YYYY)                                                          Actual date that the bankruptcy
date                                                                                                petition is filed with the
                                                                                                    court.

Actual MI claim amount    NUMBER(15,2)                                                              The amount of the claim that was
filed                                                                                               filed by the servicer with the
                                                                                                    PMI company.

Actual discharge date     DATE(MM/DD/YYYY)                                                          Actual date that the Discharge
                                                                                                    Order is entered in the
                                                                                                    bankruptcy docket.

Actual due date           DATE(MM/DD/YYYY)                                                          Actual due date of the next
                                                                                                    outstanding payment amount due
                                                                                                    from the mortgagor.

Actual eviction complete  DATE(MM/DD/YYYY)                                                          Actual date that the eviction
date                                                                                                proceedings are completed by
                                                                                                    local counsel.

Actual eviction start     DATE(MM/DD/YYYY)                                                          Actual date that the eviction
date                                                                                                proceedings are commenced by
                                                                                                    local counsel.

Actual first legal date   DATE(MM/DD/YYYY)                                                          Actual date that foreclosure
                                                                                                    counsel filed the first legal
                                                                                                    action as defined by state
                                                                                                    statute.

Actual redemption end     DATE(MM/DD/YYYY)                                                          Actual date that the foreclosure
date                                                                                                redemption period expires.

Bankruptcy chapter        VARCHAR2(2)       7=Chapter 7 filed           11=  Chapter 11 filed       Chapter of bankruptcy filed.
                                            12=Chapter 12 filed         13= Chapter 13 filed

Bankruptcy flag           VARCHAR2(2)   Y=Active Bankruptcy           N=No Active Bankruptcy        Servicer defined indicator that
                                                                                                    identifies that the property is
                                                                                                    an asset in an active bankruptcy
                                                                                                    case.

Bankruptcy Case Number    VARCHAR2(15)                                                              The court assigned case number
                                                                                                    of the bankruptcy filed by a
                                                                                                    party with interest in the
                                                                                                    property.


                                      E-2-1

MI claim amount paid      NUMBER(15,2)                                                              The amount paid to the servicer
                                                                                                    by the PMI company as a result
                                                                                                    of submitting an MI claim.

MI claim funds received   DATE(MM/DD/YYYY)                                                          Actual date that funds were
date                                                                                                received from the PMI company as
                                                                                                    a result of transmitting an MI
                                                                                                    claim.

Current loan amount       NUMBER(10,2)                                                              Current unpaid principal balance
                                                                                                    of the loan as of the date of
                                                                                                    reporting to Aurora Master
                                                                                                    Servicing.

Date FC sale scheduled    DATE(MM/DD/YYYY)                                                          Date that the foreclosure sale
                                                                                                    is scheduled to be held.

Date relief/dismissal     DATE(MM/DD/YYYY)                                                          Actual date that the dismissal
granted                                                                                             or relief from stay order is
                                                                                                    entered by the bankruptcy court.

Date REO offer accepted   DATE(MM/DD/YYYY)                                                          Actual date of acceptance of an
                                                                                                    REO offer.

Date REO offer received   DATE(MM/DD/YYYY)                                                          Actual date of receipt of an REO
                                                                                                    offer.

Delinquency value         NUMBER(10,2)                                                              Value obtained typically from a
                                                                                                    BPO prior to foreclosure
                                                                                                    referral not related to loss
                                                                                                    mitigation activity.

Delinquency value source  VARCHAR2(15)    BPO= Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or management
                                                                                                    company that provided the
                                                                                                    delinquency valuation amount.

Delinquency value date    DATE(MM/DD/YYYY)                                                          Date that the delinquency
                                                                                                    valuation amount was completed
                                                                                                    by vendor or property management
                                                                                                    company.

Delinquency flag          VARCHAR2(2)     Y=90+ delinq. Not in FC, Bky or Loss mit                  Servicer defined indicator that
                                          N=Less than 90 days delinquent                            identifies that the loan is
                                                                                                    delinquent but is not involved
                                                                                                    in loss mitigation, foreclosure,
                                                                                                    bankruptcy or REO.

Foreclosure flag          VARCHAR2(2)     Y=Active foreclosure      N=No active foreclosure         Servicer defined indicator that
                                                                                                    identifies that the loan is
                                                                                                    involved in foreclosure
                                                                                                    proceedings.


                                      E-2-2

Corporate expense         NUMBER(10,2)                                                              Total of all cumulative expenses
balance                                                                                             advanced by the servicer for
                                                                                                    non-escrow expenses such as but
                                                                                                    not limited to: FC fees and
                                                                                                    costs, bankruptcy fees and
                                                                                                    costs, property preservation and
                                                                                                    property inspections.

Foreclosure attorney      DATE(MM/DD/YYYY)                                                          Actual date that the loan was
referral date                                                                                       referred to local counsel to
                                                                                                    begin foreclosure proceedings.

Foreclosure valuation     NUMBER(15,2)                                                              Value obtained during the
amount                                                                                              foreclosure process. Usually as
                                                                                                    a result of a BPO and typically
                                                                                                    used to calculate the bid.

Foreclosure valuation     DATE(MM/DD/YYYY)                                                          Date that foreclosure valuation
date                                                                                                amount was completed by vendor
                                                                                                    or property management company.

Foreclosure valuation     VARCHAR2(80)    BPO=Broker's Price Opinion        Appraisal=Appraisal     Name of vendor or management
source                                                                                              company that provided the
                                                                                                    foreclosure valuation amount.

FHA 27011A transmitted    DATE(MM/DD/YYYY)                                                          Actual date that the FHA 27011A
date                                                                                                claim was submitted to HUD.

FHA 27011 B transmitted   DATE(MM/DD/YYYY)                                                          Actual date that the FHA 27011B
date                                                                                                claim was submitted to HUD.

VA LGC/ FHA Case number   VARCHAR2(15)                                                              Number that is assigned
                                                                                                    individually to the loan by
                                                                                                    either HUD or VA at the time of
                                                                                                    origination. The number is
                                                                                                    located on the Loan Guarantee
                                                                                                    Certificate (LGC) or the
                                                                                                    Mortgage Insurance Certificate
                                                                                                    (MIC).

FHA Part A funds          DATE(MM/DD/YYYY)                                                          Actual date that funds were
received date                                                                                       received from HUD as a result of
                                                                                                    transmitting the 27011A claim.

Foreclosure actual sale   DATE(MM/DD/YYYY)                                                          Actual date that the foreclosure
date                                                                                                sale was held.

Servicer loan number      VARCHAR2(15)                                                              Individual number that uniquely
                                                                                                    identifies loan as defined by
                                                                                                    servicer.

Loan type                 VARCHAR2(2) 1=FHA Residential        2=VA Residential                     Type of loan being serviced
                                      3=Conventional w/o PMI   4=Commercial                         generally defined by the
                                      5=FHA Project            6=Conventional w/PMI                 existence of certain types of
                                      7=HUD 235/265            8=Daily Simple Interest Loan         insurance. (ie: FHA, VA,
                                      9=Farm Loan              U=Unknown                            conventional insured,
                                      S=Sub prime                                                   conventional uninsured, SBA,
                                                                                                    etc.)


                                      E-2-3

Loss mit approval date    DATE(MM/DD/YYYY)                                                          The date determined that the
                                                                                                    servicer and mortgagor agree to
                                                                                                    pursue a defined loss mitigation
                                                                                                    alternative.

Loss mit flag             VARCHAR2(2)  Y=Active loss mitigation      N=No active loss mitigation    Servicer defined indicator that
                                                                                                    identifies that the loan is
                                                                                                    involved in completing a loss
                                                                                                    mitigation alternative.

Loss mit removal date     DATE(MM/DD/YYYY)                                                          The date that the mortgagor is
                                                                                                    denied loss mitigation
                                                                                                    alternatives or the date that
                                                                                                    the loss mitigation alternative
                                                                                                    is completed resulting in a
                                                                                                    current or liquidated loan.

Loss mit type             VARCHAR2(2)    L= Loss Mitigation              LT=Litigation pending      The defined loss mitigation
                                         NP=Pending non-performing sale  CH=Charge off              alternative identified on the
                                         DI=Deed in lieu                 FB=Forbearance plan        loss mit approval date.
                                         MO=Modification                 PC=Partial claim
                                         SH=Short sale                   VA=VA refunding

Loss mit value            NUMBER(10,2)                                                              Value obtained typically from a
                                                                                                    BPO prior to foreclosure sale
                                                                                                    intended to aid in the
                                                                                                    completion of loss mitigation
                                                                                                    activity.

Loss mit value date       DATE(MM/DD/YYYY)                                                          Name of vendor or management
                                                                                                    company that provided the loss
                                                                                                    mitigation valuation amount.

Loss mit value source     VARCHAR2(15)     BPO=Broker's Price Opinion     Appraisal=Appraisal       Date that the lost mitigation
                                                                                                    valuation amount was completed
                                                                                                    by vendor or property management
                                                                                                    company.

MI certificate number     VARCHAR2(15)                                                              A number that is assigned
                                                                                                    individually to the loan by the
                                                                                                    PMI company at the time of
                                                                                                    origination. Similar to the VA
                                                                                                    LGC/FHA Case Number in purpose.

LPMI Cost                 NUMBER(7,7)                                                               The current premium paid to the
                                                                                                    PMI company for Lender Paid
                                                                                                    Mortgage Insurance.

Occupancy status          VARCHAR2(1)          O=Owner occupied           T=Tenant occupied         The most recent status of the
                                               U=Unknown                  V=Vacant                  property regarding who if anyone
                                                                                                    is occupying the property.
                                                                                                    Typically a result of a routine
                                                                                                    property inspection.

First Vacancydate/        DATE(MM/DD/YYYY)                                                          The date that the most recent
Occupancy status date                                                                               occupancy status was determined.
                                                                                                    Typically the date of the most
                                                                                                    recent property inspection.


                                      E-2-4

Original loan amount      NUMBER(10,2)                                                              Amount of the contractual
                                                                                                    obligations (ie: note and
                                                                                                    mortgage/deed of trust).

Original value amount     NUMBER(10,2)                                                              Appraised value of property as
                                                                                                    of origination typically
                                                                                                    determined through the appraisal
                                                                                                    process.

Origination date          DATE(MM/DD/YYYY)                                                          Date that the contractual
                                                                                                    obligations (ie: note and
                                                                                                    mortgage/deed of trust) of the
                                                                                                    mortgagor was executed.

FHA Part B funds          DATE(MM/DD/YYYY)                                                          Actual date that funds were
received date                                                                                       received fro HUD as a result of
                                                                                                    transmitting the 27011B claim.

Post petition due date    DATE(MM/DD/YYYY)                                                          The post petition due date of a
                                                                                                    loan involved in a chapter 13
                                                                                                    bankruptcy.

Property condition        VARCHAR2(2)          1=Excellent              2=Good                      Physical condition of the
                                               3=Average                4=Fair                      property as most recently
                                               5=Poor                   6=Very poor                 reported to the servicer by
                                                                                                    vendor or property management
                                                                                                    company.

Property type             VARCHAR2(2)          1=Single family          2=Town house                Type of property secured by
                          3=Condo              4=Multifamily            5=Other                     mortgage such as: single family,
                          6=Prefabricated      B=Commercial             C=Land only                 2-4 unit, etc.
                          7=Mobile home        U=Unknown                D=Farm
                          A=Church             P=PUD                    R=Row house
                          O=Co-op              M=Manufactured housing   24=2-4 family
                          CT=Condotel          MU=Mixed use

Reason for default        VARCHAR2(3) 001=Death of principal mtgr   02=Illness of principal mtgr    Cause of delinquency as
                               003=Illness of mtgr's family member                                  identified by mortgagor.
                               004=Death of mtgr's family member    005=Marital difficulties
                               006=Curtailment of income            007=Excessive obligations
                               008=Abandonment of property          009=Distant employee transfer
                               011=Property problem                 012=Inability to sell property
                               013=Inability to rent property       014=Military service
                               015=Other                            016=Unemployment
                               017=Business failure                 019=Casualty loss
                               022=Energy-Environment costs         023=Servicing problems
                               026=Payment adjustment               027=Payment dispute
                               029=Transfer ownership pending       030=Fraud
                               031=Unable to contact borrower       INC=Incarceration


                                      E-2-5


REO repaired value        NUMBER(10,2)                                                              The projected value of the
                                                                                                    property that is adjusted from
                                                                                                    the "as is" value assuming
                                                                                                    necessary repairs have been made
                                                                                                    to the property as determined by
                                                                                                    the vendor/property management
                                                                                                    company.

REO list price            NUMBER(15,2)                                                              The most recent listing/pricing
adjustment amount                                                                                   amount as  updated by the
                                                                                                    servicer for REO properties.

REO list price            DATE(MM/DD/YYYY)                                                          The most recent date that the
adjustment date                                                                                     servicer advised the agent to
                                                                                                    make an adjustment to the REO
                                                                                                    listing price.

REO value (as is)         NUMBER(10,2)                                                              The value of the property
                                                                                                    without making any repairs as
                                                                                                    determined by the
                                                                                                    vendor/property management
                                                                                                    company.

REO actual closing date   DATE(MM/DD/YYYY)                                                          The actual date that the sale of
                                                                                                    the REO property closed escrow.

REO flag                  VARCHAR2(7)          Y=Active REO             N=No active REO             Servicer defined indicator that
                                                                                                    identifies that the property is
                                                                                                    now Real Estate Owned.

REO original list date    DATE(MM/DD/YYYY)                                                          The initial/first date that the
                                                                                                    property was listed with an
                                                                                                    agent as an REO.

REO original list price   NUMBER(15,2)                                                              The initial/first price that was
                                                                                                    used to list the property with
                                                                                                    an agent as an REO.

REO net sales proceeds    NUMBER(10,2)                                                              The actual REO sales price less
                                                                                                    closing costs paid. The net
                                                                                                    sales proceeds are identified
                                                                                                    within the HUD1 settlement
                                                                                                    statement.

REO sales price           NUMBER(10,2)                                                              Actual sales price agreed upon
                                                                                                    by both the purchaser and
                                                                                                    servicer as documented on the
                                                                                                    HUD1 settlement statement.

REO scheduled close date  DATE(MM/DD/YYYY)                                                          The date that the sale of the
                                                                                                    REO property is scheduled to
                                                                                                    close escrow.

REO value date            DATE(MM/DD/YYYY)                                                          Date that the vendor or
                                                                                                    management company completed the
                                                                                                    valuation of the property
                                                                                                    resulting in the REO value (as
                                                                                                    is).

REO value source          VARCHAR2(15)         BPO= Broker's Price Opinion    Appraisal=Appraisal   Name of vendor or management
                                                                                                    company that provided the REO
                                                                                                    value (as is).


                                      E-2-6

Repay first due date      DATE(MM/DD/YYYY)                                                          The due date of the first
                                                                                                    scheduled payment due under a
                                                                                                    forbearance or repayment plan
                                                                                                    agreed to by both the mortgagor
                                                                                                    and servicer.

Repay next due date       DATE(MM/DD/YYYY)                                                          The due date of the next
                                                                                                    outstanding payment due under a
                                                                                                    forbearance or repayment plan
                                                                                                    agreed to by both the mortgagor
                                                                                                    and servicer.

Repay plan                DATE(MM/DD/YYYY)                                                          The servicer defined date upon
broken/reinstated/closed                                                                            which the servicer considers
date                                                                                                that the plan is no longer in
                                                                                                    effect as a result of plan
                                                                                                    completion or mortgagor's
                                                                                                    failure to remit payments as
                                                                                                    scheduled.

Repay plan created date   DATE(MM/DD/YYYY)                                                          The date that both the mortgagor
                                                                                                    and servicer agree to the terms
                                                                                                    of a forbearance or repayment
                                                                                                    plan.

SBO loan number           NUMBER(9)                                                                 Individual number that uniquely
                                                                                                    identifies loan as defined by
                                                                                                    Aurora Master Servicing.

Escrow balance/advance    NUMBER(10,2)                                                              The positive or negative account
balance                                                                                             balance that is dedicated to
                                                                                                    payment of hazard insurance,
                                                                                                    property taxes, MI, etc. (escrow
                                                                                                    items only)

Title approval letter     DATE(MM/DD/YYYY)                                                          The actual date that the title
received date                                                                                       approval was received as set
                                                                                                    forth in the HUD title approval
                                                                                                    letter.

Title package HUD/VA      DATE(MM/DD/YYYY)                                                          The actual date that the title
date                                                                                                package was submitted to either
                                                                                                    HUD or VA.

VA claim funds received   DATE(MM/DD/YYYY)                                                          The actual date that funds were
date                                                                                                received by the servicer from
                                                                                                    the VA for the expense claim
                                                                                                    submitted by the servicer.

VA claim submitted date   DATE(MM/DD/YYYY)                                                          The actual date that the expense
                                                                                                    claim was submitted by the
                                                                                                    servicer to the VA.

VA first funds received   NUMBER(15,2)                                                              The amount of funds received by
amount                                                                                              the servicer from VA as a result
                                                                                                    of the specified bid.

VA first funds received   DATE(MM/DD/YYYY)                                                          The date that the funds from the
date                                                                                                specified bid were received by
                                                                                                    the servicer from the VA.

VA NOE submitted date     DATE(MM/DD/YYYY)                                                          Actual date that the Notice of
                                                                                                    Election to Convey was submitted
                                                                                                    to the VA.


                                      E-2-7

Zip Code                  VARCHAR2(5)                                                               US postal zip code that
                                                                                                    corresponds to property
                                                                                                    location.

FNMA Delinquency status   VARCHAR2(3)         09=Forbearance         17=Preforeclosure sale         The code that is electronically
code                      24=Drug seizure     26=Refinance           27=Assumption                  reported to FNMA by the servicer
                          28=Modification     29=Charge-off          30=Third-party sale            that reflects the current
                          31=Probate          32=Military indulgence 43=Foreclosure                 defaulted status of a loan.
                          44=Deed-in-lieu     49=Assignment          61=Second lien considerations  (ie: 65, 67, 43 or 44)
                          62=VA no-bid        63=VA Refund           64=VA Buydown
                          65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy   67=Ch. 13 bankruptcy

FNMA delinquency reason   VARCHAR2(3)  001=Death of principal mtgr  002=Illness of principal mtgr   The code that is electronically
code                      003=Illness of mtgr's family member  004=Death of mtgr's family member    reported to FNMA by the servicer
                          005=Marital difficulties             006=Curtailment of income            that describes the circumstance
                          007=Excessive obligations            008=Abandonment of property          that appears to be the primary
                          009=Distant employee transfer        011=Property problem                 contributing factor to the
                          012=Inability to sell property       013=Inability to rent property       delinquency.
                          014=Military service                 015=Other
                          016=Unemployment                     017=Business failure
                          019=Casualty loss                    022=Energy-Environment costs
                          023=Servicing problems               026=Payment adjustment
                          027=Payment dispute                  029=Transfer ownership pending
                          030=Fraud                            031=Unable to contact borrower
                          INC=Incarceration

Suspense balance          NUMBER(10,2)                                                              Money submitted to the servicer,
                                                                                                    credited to the mortgagor's
                                                                                                    account but not allocated to
                                                                                                    principal, interest, escrow,
                                                                                                    etc.

Restricted escrow         NUMBER(10,2)                                                              Money held in escrow by the
balance                                                                                             mortgage company through
                                                                                                    completion of repairs to
                                                                                                    property.

Investor number           NUMBER (10,2)                                                             Unique number assigned to a
                                                                                                    group of loans in the servicing
                                                                                                    system.


                                      E-2-8

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO 80112
Mail Stop Code - 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-5

Reference is made to the Reconstituted Servicing Agreement dated as of April 1, 2005 (the "Agreement"), by and among Lehman Brothers Holdings Inc. (the "LBH") and Bank of America, National Association (the "Servicer") and acknowledged by Aurora Loan Services LLC (the "Master Servicer") and JPMorgan Chase Bank, N.A., as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                           BANK OF AMERICA, NATIONAL ASSOCIATION

                                           Name:    ____________________________
                                           Title:   ____________________________
                                           Date:    ____________________________


                                       F-1